U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 29, 2002



                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




         Nevada                       33-58972                    22-2800078
------------------------         -------------------         -------------------
(State of Incorporation)         Commission File No.         (IRS Employer
                                                             Identification No.)



18505 Highway 377 South, Fort Worth, TX                              76126
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, (   817   )         512     -    3033
                               -----------     -----------   -----------



                     (Registrant's former name and address)

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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 21, 2002, we filed an amendment to our articles of incorporation effective November 28, 2002. On that date we implemented a one for twenty (1:20) reverse stock split of our issued and outstanding capital stock and we increased our authorized capital from 50,000,000 common shares, par value $0.01 per share to 200,000,000 common shares, par value $0.0001 per share.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired. N/A
         (b)      Pro Forma financial information. N/A
         (c)      Index to Exhibits.

         Exhibit Number                      Description

             3.0           Certificate   of   Amendment   of  the   Articles  of
                           Incorporation of Urban Television Network Corporation filed November 21, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Urban Television Network Corp.
Dated: November 29, 2002

                                                   /s/ Randy Moseley
                                                  ------------------------------
                                                  By: Randy Moseley
                                                  Title: President